BABSON
ENTERPISE
FUND II

Annual Report
November 30, 1997

JONES & BABSON
MUTUAL FUNDS



MESSAGE
To Our Shareholders

1997 marked the third straight year of soaring performance by U.S. stock markets. Strong corporate earnings growth, low inflation, and moderate interest rates continued to be a successful combination for equity investors.

Babson Enterprise Fund II provided a favorable investment performance for its participants in the fiscal year ended November 30, 1997. The Fund's total return (price change and reinvested distributions) for the fiscal year was 35.3%. This performance compared very favorably to the 23.4% return of the unmanaged Russell 2000 index of small company stocks and to the 28.5% return of the unmanaged Standard & Poor's 500 index of large company stocks.

Favorable individual stock selection continued to be the primary driver of the Fund's positive performance relative to the Russell 2000 small cap benchmark. The economically sensitive sectors in which the Fund is overweighted relative to the Russell 2000 turned in a mixed performance relative to the benchmark. The transportation and capital goods sectors were strong relative performers during the fiscal year while the consumer cyclical, basic materials, and energy portions of the index lagged somewhat. The weakest sector of the small cap market was technology, which is significantly underweighted in the Fund.

Within this investment environment, among the best performing stocks in the Fund were Halter Marine, a boat maker, Viewlogic, a computer software design company, Nabors Industries, an oil and gas drilling business, Herman Miller, an office furniture maker, Consolidated Stores, a retailer, and Sea Containers, a conglomerate with hotel, transportation, and container operations.

While we are somewhat anxious about general valuation levels in the market, especially for giant multinational corporations that are Wall Street favorites, we believe that selected small capitalization stocks continue to offer attractive return potential. Factors favoring the small capitalization sector are: (1) a vibrant domestic economy with low inflation and low interest rates, favoring the economically sensitive small company sector; (2) the stronger dollar, given the lower percentage of international sales for small companies compared to large multinationals; (3) the recent capital gains tax rate cut, which should provide a bigger boost to small company valuations if history is a reliable guide; and (4) the attractive valuations of small company stocks relative to larger cap stocks.

Our biggest current concern involves the financial problems being experienced in Asia. This situation represents a major challenge for the global economy that defies short-term solutions. To the extent that small capitalization companies are more oriented to the domestic U.S. market, they are less exposed to instability in Asia than many larger capitalization corporations.

In December 1997, the Fund distributed an ordinary income dividend of $0.16 per share and $1.94 from realized long-term capital gains. For corporate shareholders, 100% of ordinary income distributions qualify for the corporate dividends received deduction.

Thank you for your interest and participation in Babson Enterprise Fund
II. We welcome your comments and
questions.

Sincerely,
/s/ Larry D. Armel
Larry D. Armel
President



PORTFOLIO REVIEW

Babson Enterprise Fund II is a no-load mutual fund invested in common stocks of smaller, faster growing companies which at the time of purchase are considered to be realistically valued in the smaller company sector of the market.

With the incredible proliferation of mutual fund products, and the confusion engendered by the increasing division of those funds by market capitalization, and by style, we thought it might be helpful to step back a bit and talk about some of the unusual challenges in micro and small cap investing as it is embodied in Enterprise Fund and Enterprise Fund II.

One of the more difficult issues relating to small and micro cap investing is determining what size companies fit into these categories. Over the years, this has proved to be a moving target.

When we launched Babson Enterprise Fund at the end of 1983, it was one of twenty-three funds categorized by Lipper Analytical Services as a "Small Company Fund."

It is now widely defined as a "Micro Cap Fund" even though the average size of the companies in the Fund has actually increased, from approximately $110 million in market capitalization to $189 million. What happened during the period is that the size and parameters of the investment world around us increased substantially faster.

As shown below the market capitalization of the Russell 2000 (the most widely used index of small companies) and that of the average small cap fund monitored by Morningstar, Inc. has increased rapidly in the last seven years.

Average Small Cap Market Capitalization
(in millions)
                         6/97  6/96  6/95  6/94  6/93  6/92  6/91  6/90
Russell 2000 Weighted
 Median Market Cap     $ 620   500   390   330   290   210   180   180
Small Cap Mutual Fund
 Weighted Median
 Market Cap            $ 764   688   526   461   535   442   453   373
Number of Small
 Cap Funds               539   408   312   206   135    85    66    65
Source: Frank Russell, Morningstar

The average company in Enterprise Fund II is slightly over $600 million which puts it comfortably into the "small cap" category.

Defining small and micro cap is one thing, but finding investment ideas and putting a portfolio together is much more important. Idea generation is the lifeblood of our Funds, and, as shown below, is very different for different company sizes.

Idea Generation
                        LARGE CAP       SMALL CAP       MICRO CAP
Wall Street		Big Help	Moderate Help	Very Little Help
Database Coverage       All Companies   Most Companies  Few Companies
Universe Size           Limited         Moderate        Huge
Universe Turnover       Limited         Substantial     Substantial

You will find a major difference in the time and effort allocated to come up with small and micro cap ideas in comparison with generating large cap ideas. There are very few large companies that haven't been researched closely by Wall Street analysts, so that one's job as a large cap portfolio manager is largely taking the comments of all these researchers and analyzing them. At the other extreme, very few analysts look at micro cap companies so a lot of time is spent getting basic information - sometimes just getting annual reports can be a challenge.

CHART
Number of Analysts' Estimates/Companies by Market Capitalization

The chart graphically illustrates this. The largest companies - those over $4 billion in market cap - have, on average, 17 analysts covering each of them, while those companies less than $100 million in size have, on average, less than one analyst following them. Obviously, this means that a substantial portion of these companies have no analysts following them at all.

Similarly, computer accessible databases include all large companies, and even most small companies, but many fewer companies as you progress into the micro cap arena. Another issue is the number of companies in each category. Take a second look at the chart above, and one sees there are less than 500 companies in the large cap - above $4 billion - sector, but there are over 1,500 in the $200 million to $800 million range -basically small cap, and almost 5,500 in the micro cap - less than $200 million - group.

To make things worse for small and micro cap managers, the universe of companies is not only huge, but it turns over rapidly as new companies come public and older companies move up in market cap, while others are acquired or run into trouble and disappear.

By contrast, small and micro cap managers, unless they are passive or index managers where the computer does most of the work, need a lot of people to help with the research and analysis.

Not only do they need a lot of people, but they often need a different kind of person. They need people willing to be investigative reporters
- to dig into barely touched territories to get information.

These people also need to be able to analyze companies that operate in a more dynamic, high risk environment. Smaller companies face a whole raft of risks that tend to be muted in larger companies.

They are often single product companies, with a narrow list of customers, more limited financial resources, and more difficult management challenges, such as handling the transition from entrepreneurial to professional management, and succession hurdles in closely held companies.

Finally, people analyzing such smaller companies have to constantly fight to maintain an emotional distance from the company and its management. When you find a great little company that no other institutional money manager has ever owned, it's hard not to almost get a sense of psychological ownership in that company.

Large companies usually have a professional investor relations department, but at small companies your contact is very often the Chief Executive Officer. You get to know that person, that person's family, and his or her dreams and ideals. In short, you can easily get personally involved so that selling your position in the company becomes more difficult. It's always been a cardinal rule in investing to "never fall in love with a company." It's so much harder to resist the temptation in small companies.

In sum, managing micro and small cap portfolios presents a lot of unusual challenges and can consume a lot of resources. However, for those of us who love to find and analyze companies that very few investors have taken an in-depth look at, and thus can be very attractive investments, it is the most satisfying job in the business.

David L. Babson & Co. Inc.



PORTFOLIO REVIEW

CHART
Babson Enterprise Fund II versus Russell 2000 and S&P 500
*Unmanaged stock index

Babson Enterprise Fund II's average annual compounded return for one, five and life of the Fund (inception August 5, 1991) as of November 30, 1997, were 35.29%, 18.19% and 17.31%, respectively. Performance data contained in this report is for past periods only. Past performance is not predictive of future performance. Investment return and share value will flucuate, and redemption value may be more or less than original cost.



STATEMENT OF NET ASSETS
November 30, 1997

       S&P                                                                           MARKET VALUE
     RANKING**  SHARES  COMPANY                                        COST          (NOTE 1-A)
COMMON STOCKS - 95.00%
BASIC MATERIALS - 12.02%
	B	46,800	Brush Wellman, Inc.
                          (Supplier of beryllium)               $      973,576   $    1,111,500
	B-	72,600 	CalMat Co.
                          (Concrete, asphalt and aggregates)         1,451,634        1,901,212
	NR	18,300	Cuno, Inc.*
                          (Fluid filtration product)                   309,614          308,813
	B	66,700 	Hanna (M.A.) Co.
                          (Polymers and specialty chemical)          1,134,104        1,646,656
	A-	64,500 	Interface, Inc. Cl. A
                          (Carpet tile and commercial carpeting)     1,523,115        1,935,000
	B	42,999 	Mosinee Paper Corp.
                          (Paper and paper products)                   512,560        1,279,220
	B+	51,800 	New England Business Service, Inc.
                          (Business forms supplier)                    993,929        1,641,413
                                                                     6,898,532        9,823,814
CAPITAL GOODS - 13.50%
	NR	77,000	Elsag Bailey Process Automation N.V.*
                          (Process control systems)                  1,336,954        1,328,250
	A-	50,749	Flowserve Corp.
                          (Corrosion-resistant pumps and valves)     1,323,254        1,363,879
	B	91,800 	Gerber Scientific, Inc.
                          (Computer aided design/manufacturing
                            systems)                                 1,535,678        1,836,000
	C	88,000 	MagneTek, Inc.*
                          (Lighting products, electric motors
                           and generators)                           1,403,226        1,837,000
	B	50,000 	Miller (Herman), Inc.
                          (Office furniture systems)                   625,663        2,537,500
	B-	45,200 	Standard Products Co.
                          (Rubber and plastic products)              1,049,777        1,135,650
	B+	32,000 	TriMas Corp.
                          (Specialty fasteners/containers)             398,006          992,000
                                                                     7,672,558       11,030,279
CONSUMER CYCLICAL - 24.18%
	NR	81,000 	AC Nielsen Corp.*
                          Consumer product research and
                            analysis)                                1,467,032        1,817,438
	NR	86,500	BJ's Wholesale Club, Inc.*
                          (Warehouse club retailer)                  1,383,807        2,519,312
	B+	30,000 	Central Newspapers, Inc. Cl. A
                          (Newspaper publishing)                     1,330,260        2,062,500
        C      188,700  Charming Shoppes Inc.*
                          (Women's specialty apparel stores)         1,133,632          925,800
	B	21,687 	Consolidated Stores Corp.
                          (Close-out merchandise retailer)             263,242        1,054,530
	NR	45,800 	Exide Corp.
                          (Batteries)                                1,059,895        1,093,475
	B	77,900 	Huffy Corp.
                          (Recreational products manufacturer)       1,162,072        1,173,369
	A-	25,700 	La-Z Boy Chair Co.
                          (Furniture manufacturer)                     672,507        1,105,100
	A-	30,800 	Lee Enterprises, Inc.
                          (Newspaper publishing: radio, TV)            520,686          852,775
	NR	25,000 	Libbey, Inc.
                          (Glass tableware: ceramic dinnerware)        960,854          987,500
	B	13,000 	National Presto Industries, Inc.
                          (Electrical appliances and housewares)       539,350          509,438
	B+	41,000 	Stanhome Inc.
                          (Giftware, collectibles, personal care
                            products)                                1,255,019        1,055,750
        B+     108,000  Stride Rite Corp.
                          (Athletic and casual footwear)             1,217,268        1,289,250
        B+      85,200  Sturm, Ruger & Company, Inc.
                          (Firearms manufacturer)                    1,409,038        1,544,250
	B+	68,700	True North Communications, Inc.
                          (Advertising)                              1,429,135        1,760,438
                                                                    15,803,797       19,750,925
CONSUMER STAPLES - 7.73%
	A	48,000	Alberto-Culver Co. Cl. A
                          (Manufacturer and retailer of
                            cosmetics and household products)          720,346        1,278,000
	B	41,000	First Brands Corp.
                          (Branded and private label consumer
                            products)                                  680,453        1,053,188
        NR      56,700  Gulf South Medical Supply, Inc.*
                          (Medical supply distributor)               1,424,530        1,849,838
	A+	25,000	Hannaford Brothers Co.
                          (Supermarket retailer)                       542,993        1,004,687
	NR	50,300	Paragon Trade Brands, Inc.*
                          (Private label disposable diapers)           947,724        1,131,750
                                                                     4,316,046        6,317,463
ENERGY - 4.23%
	NR	21,300	Calenergy, Inc.*
                          (Geothermal energy power)                    456,750          708,225
	B	63,000	Nabors Industries, Inc.*
                          (Oil and gas drilling)                       494,602        2,208,938
	B	35,000	Quaker State Corp.
                          (Motor oil and lubricants)                   473,550          538,125
                                                                     1,424,902        3,455,288
FINANCIAL - 11.77%
        A-     137,208  Cash America International, Inc.
                          (Pawn shop operator)                       1,194,498        1,715,100
	B+	57,130	Commerce Bancorp, Inc. NJ
                          (New Jersey bank holding company)          1,735,108        2,395,889
	NR	18,300	Community Trust Bancorporation, Inc.
                          (Kentucky bank holding company)              464,214          553,575
	A+	21,338	First Commercial Corp.
                          (Arkansas bank holding company)              439,988        1,090,905
	NR	79,600	Golden State Bancorp, Inc.*
                          (Savings and loan)                         1,914,618        2,651,675
	NR	69,800	Life USA Holding, Inc.*
                          (Life insurance and annuity products)      1,197,122        1,169,150
        NR         600  Webster Financial Corp.
                          Waterbury Connecticut
                          (Connecticut bank holding company)            29,985           37,594
                                                                     6,975,533        9,613,888
MISCELLANEOUS - 8.31%
	B+	61,000 	Carlisle Companies, Inc.
                          (Automotive/industrial products and
                            construction materials)                  1,160,016        2,592,500
	NR	43,000	Global Industrial Technologies, Inc.*
                          (Refractory products, mining equipment,
                            specialty tools)                           655,013          768,625
	NR	70,700	Kaman Corp. Cl. A
                          (Industrial distribution/aerospace
                            products)                                1,122,038        1,307,950
	B	64,500	Sea Containers Ltd. Cl. A
                          (Cargo containers, ferry services,
                            port operations)                         1,365,386        2,019,656
	B	 3,200	Sea Containers Ltd. Cl. B
                          (Cargo containers, ferry services,
                            port operations)                            58,455           99,400
                                                                     4,360,908        6,788,131
TECHNOLOGY - 7.60%
	B	84,100	California Microwave, Inc.*
                          (Microwave radios for wireless
                            communications)                          1,377,249        1,555,850
	C	84,000	Information Resources, Inc.*
                          (Computer-based consumer product
                            data collection)                         1,324,220        1,249,500
	NR	89,000	Metromail Corp. New*
                          (Provider of marketing oriented
                            consumer information)                    1,760,432        1,590,875
	NR	60,000	Scitex Corp.
                          (Computerized imaging systems)             1,034,463          742,500
	NR	40,100	Viewlogic Systems, Inc.*
                          (Computer-aided engineering software)        440,604        1,067,662
                                                                     5,936,968        6,206,387
TRANSPORTATION & SERVICES - 5.66%
	NR	58,000	Halter Marine Group, Inc.*
                          (Shipbuilder)                                806,655        1,616,750
	B+	45,700	Circle International Group, Inc.
                          (Freight forwarding and logistics
                            services)                                  970,418        1,142,500
	NR	77,000	Newport News Shipbuilding, Inc.
                          (Military shipbuilder)                     1,476,394        1,867,250
                                                                     3,253,467        4,626,500

TOTAL COMMON STOCKS - 95.00%                                        56,642,711       77,612,675

                                                                                     MARKET VALUE
FACE AMOUNT             DESCRIPTION                                 COST             (NOTE 1-A)
REPURCHASE AGREEMENT - 4.34%
$3,545,000		UMB Bank, n.a.,
                          5.00%, due December 1, 1997
                          (Collateralized by $3,409,000
                          U.S. Treasury Notes,
                          8.875%, due February 15, 1999)        $    3,545,000   $    3,545,000

TOTAL INVESTMENTS - 99.34%                                      $   60,187,711       81,157,675


Other assets less liabilities - 0.66%                                                   542,366


TOTAL NET ASSETS - 100.00%
	(equivalent to $26.70 per share; 10,000,000 shares of
	$1.00 par value capital shares authorized;
        3,059,454 shares outstanding)                                            $   81,700,041

For federal income tax purposes, the identified cost of investments owned at November 30, 1997, was $60,192,912.

Net unrealized appreciation for federal income tax purposes was $20,964,763, which is comprised of unrealized appreciation of $21,975,493 and unrealized depreciation of $1,010,730.

 *Securities on which no cash dividends were paid during the preceding year.

**Standard & Poor's rankings are derived from statistical measurements of past earnings and dividend stability and growth.

NR - indicates no ranking is available. Rankings are not covered by the report of independent auditors.

See accompanying Notes to Financial Statements.


STATEMENT OF ASSETS
AND LIABILITIES
November 30, 1997

ASSETS:
  Investments in securities:
    Common stocks, at market value
     (identified cost $56,642,711)                              $   77,612,675
    Repurchase agreement, at cost - approximates
     market value                                                    3,545,000
      Total investments                                             81,157,675

    Cash                                                               888,443
    Dividends receivable                                                56,740
      Total assets                                                  82,102,858

LIABILITIES AND NET ASSETS:
  Payable for investments purchased                                    402,817
      Total liabilities                                                402,817
NET ASSETS                                                      $   81,700,041

NET ASSETS CONSIST OF:
  Capital (capital stock and paid-in capital)                   $   53,716,243
  Accumulated undistributed income:
    Undistributed net investment income                                405,414
    Undistributed net realized gain on investment transactions       6,608,420
      Net unrealized appreciation in value of investments           20,969,964
NET ASSETS APPLICABLE TO OUTSTANDING SHARES                     $   81,700,041

Capital shares, $1.00 par value
  Authorized                                                        10,000,000

  Outstanding                                                        3,059,454

NET ASSET VALUE PER SHARE                                       $        26.70

See accompanying Notes to Financial Statements.


STATEMENT OF OPERATIONS
Year Ended November 30, 1997

INVESTMENT INCOME:
  Income:
    Dividends                                                   $      739,620
    Interest                                                           205,927
                                                                       945,547
  Expenses (Note 2):
    Management fees                                                    760,997
    Registration fees and expenses                                      19,495
                                                                       780,492
      Net investment income (Note 1-B)                                 165,055

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Realized gain from investment transactions
   (excluding maturities of
   short-term commercial notes and repurchase agreements):
   Proceeds from sales of investments                               18,351,210
   Cost of investments sold                                         11,777,249
     Net realized gain from investment transactions                  6,573,961
  Unrealized appreciation of investments:
    Beginning of year                                                9,890,157
    End of year                                                     20,969,964
      Unrealized appreciation of investments during the year        11,079,807
      Net gain on investments                                       17,653,768
      Increase in net assets resulting from operations          $   17,818,823

See accompanying Notes to Financial Statements.


STATEMENTS OF CHANGES
IN NET ASSETS
For The Two Years Ended November 30, 1997

                                                                     1997                   1996
INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income                                         $      165,055         $      241,392
  Net realized gain from investment transactions                     6,573,961              6,248,431
  Unrealized appreciation of investments during the period          11,079,807              3,145,353
    Net increase in net assets resulting from operations            17,818,823              9,635,176
Net equalization included in the price of shares issued and
 redeemed                                                              147,408               (18,693)

DISTRIBUTIONS TO SHAREHOLDERS FROM:**
  Net investment income                                              (235,237)              (112,539)
  Net realized gain from investment transactions                   (6,250,807)            (1,939,754)
    Total distributions to shareholders                            (6,486,044)            (2,052,293)

INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS:*
  Proceeds from shares sold                                         48,745,268             28,398,216
  Net asset value of shares issued for reinvestment of
   distributions                                                     6,305,766              1,979,884
                                                                    55,051,034             30,378,100
  Cost of shares repurchased                                      (30,458,149)           (32,757,917)
    Net increase (decrease) from capital share transactions         24,592,885            (2,379,817)
      Total increase in net assets                                  36,073,072              5,184,373

NET ASSETS:
  Beginning of year                                                 45,626,969             40,442,596
  End of year (including undistributed net investment income
    of $405,414 in 1997 and $328,188 in 1996)                    $  81,700,041          $  45,626,969

*Shares issued and repurchased:
  Number of shares sold                                              2,016,326              1,397,917
  Number of shares issued for reinvestment of distributions            310,783                108,013
                                                                     2,327,109              1,505,930
  Number of shares repurchased                                     (1,273,406)            (1,607,627)
    Net increase (decrease)                                          1,053,703              (101,697)

**Distributions to shareholders:
    Income dividends per share                                   $       .1124          $        .055
    Capital gains distribution per share                         $      2.9876          $        .948

See accompanying Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES:

The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. Security Valuation - Common stocks traded on a national securities exchange are valued at the latest sales price, or if no sale was reported on that date, the mean between the closing bid and asked price is used. Common stocks traded over-the-counter are valued at the average of the last reported bid and asked prices.

B. Federal and State Taxes - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal or state tax is required. The Fund has designated $6,057,128 as capital gain dividends.

C. Equalization - The Fund uses the accounting practice of equalization, by which a portion of the proceeds from sales and costs of redemption of capital shares, equivalent on a per share basis to the amount of undistributed net investment income on the date of the transactions, is credited or charged to undistributed income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of capital shares.


D. Other - Security transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on the identified cost basis.

2. MANAGEMENT FEES:

Management fees were paid to Jones & Babson, Inc. at the rate of 1.5% per annum of the average daily net asset value of the Fund up to $30,000,000 and 1% per annum of net assets in excess of that amount. Such fees are paid for services which include administration, and all other operating expenses of the Fund except the cost of acquiring and disposing of portfolio securities, the taxes, if any, imposed directly on the Fund and its shares and the cost of qualifying the Fund's shares for sale in any jurisdiction. Certain officers and/or directors of the Fund are also officers and/or directors of Jones & Babson, Inc.

3. INVESTMENT TRANSACTIONS:

Investment transactions for the year ended November 30, 1997 (excluding maturities of short-term commercial notes and repurchase agreements) are as follows:

	Purchases		$  34,229,992
        Proceeds from sales        18,351,210


FINANCIAL HIGHLIGHTS

Condensed data for a share of capital
stock outstanding throughout each year.

                                                              Years Ended November 30,
                                                    1997      1996      1995      1994      1993
Net asset value, beginning of year               $  22.75  $  19.19  $  16.22  $  16.92  $  14.47

  Income (loss) from investment operations:
    Net investment income (loss)                     .081      .115      .053      .020    (.019)
    Net gains or losses on securities
    (both realized and unrealized)                  6.969     4.448     3.024    (.392)     2.501
  Total from investment operations                   7.05     4.563     3.077    (.372)     2.482

  Less distributions:
    Dividends from net investment income           (.112)    (.055)    (.022)      -         -
    Distributions from capital gains              (2.988)    (.948)    (.085)    (.328)    (.032)
  Total distributions                             (3.100)   (1.003)    (.107)    (.328)    (.032)

Net asset value, end of year                     $  26.70  $  22.75  $  19.19  $  16.22  $  16.92

Total return                                       35.29%    25.04%    19.11%   (2.32)%    17.19%


Ratios/Supplemental Data

Net assets, end of year (in millions)            $    82   $    46   $    40   $    36   $     29
Ratio of expenses to average net assets            1.28%     1.38%     1.45%     1.50%      1.60%
Ratio of net investment income (loss)
        to average net assets                       .27%      .55%      .30%      .14%     (.14)%
Portfolio turnover rate                              21%       30%       15%        9%        18%
*Average commission paid per equity share traded $ .0510   $ .0514      -         -         -

*Disclosure required for fiscal years beginning after September 1, 1995.

See accompanying Notes to Financial Statements.


REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS


The Board of Directors and Shareholders of
Babson Enterprise Fund II, Inc.:

We have audited the accompanying statement of assets and liabilities, including the statement of net assets, of Babson Enterprise Fund II, Inc., as of November 30, 1997, the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of November 30, 1997, by correspondence with the custodian. As to securities relating to uncompleted transactions, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Babson Enterprise Fund II, Inc. at November 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with generally accepted accounting principles.

Ernst & Young LLP

Kansas City, Missouri
December 29, 1997

This report has been prepared for the information of the Shareholders of Babson Enterprise Fund II, Inc. and is not to be construed as an offering of the shares of the Fund. Shares of this Fund and of the other Babson Funds are offered only by the Prospectus, a copy of which may be obtained from Jones & Babson, Inc.


EQUITIES
Growth Fund
Enterprise Fund*
Enterprise Fund II
Value Fund
Shadow Stock Fund
International Fund

FIXED INCOME
Bond Trust
Money Market Fund
Tax-Free Income Fund



*Closed to new investors.
Jones & Babson
Mutual Funds

BMA Tower
700 Karnes Blvd.
Kansas City, MO 64108-3306
816-751-5900
1-800-4-BABSON
(1-800-422-2766)
http://www.jbfunds.com